PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

Dear Stockholders:
   High yield bonds outperformed most other fixed income investments in 1999. However, all fixed income sectors continue to be overshadowed by the remark-able strength of the equity markets. The Pacholder High Yield Fund, Inc. (the "Fund") posted a total return for 1999 of 2.56% compared to 3.28% for the CS First Boston Global High Yield Index(TM) (the "Index"). During the quarter ended December 31, 1999, the Fund's total return was 1.94% compared to the In-dex return of 2.08%. The Fund's slight under-performance in the fourth quarter and for the full year was primarily due to its leverage and the fact that it does not participate in the emerging markets component of the high yield mar-ket which posted a 17.55% return for the year. I am happy to report that nei-ther the Fund, nor any of the companies that the Fund had an investment in, experienced any noticeable disruption to date from the highly publicized Y2K computer year changeover.

Overview of 1999
  The interest rate environment was unfriendly to bond investors in 1999 as the liquidity scare in the latter part of 1998 abated and inflation fears gripped the market. The yield on the benchmark 10-Year Treasury Note rose from 4.65% on the last day of 1998 to 6.44% on the last day of 1999, resulting in a -8.25% return for the year. The Fed, which had cut the Fed Funds Rate a total of 75 basis points in 1998 as a means to restore confidence in the financial markets, began to raise rates in June 1999, with a 25 basis point hike. The Fed moved two more times with 25 basis point increases in August and November to finish a full reversal of its actions in 1998. Low unemployment rates, rapid economic expansion in the U.S., the recovery of other major economies around the globe and upward pressure on commodity prices are just some of the reasons for the rise in interest rates over the course of 1999.

  This sharp increase in rates resulted in the high yield market posting its second consecutive year of declining prices in 1999. The average price on the Index fell from 91.1% of par to 86.6% by the end of the year. However, the de-crease in price of the Index masks the recovery that the high yield market ex-perienced on a spread basis in 1999. The Index began the year with a spread of 657 basis points over the comparable Treasury and tightened 84 basis points to close the year with a spread of 573 basis points. The yield of the Index, on the other hand, rose from 11.22% to 12.12% as the spread tightening was not enough to compensate for the rise in interest rates.

  According to CS First Boston, there was approximately $90.8 billion of new issue high yield debt priced in 1999, compared to $123.2 billion, $136.9 bil-lion and $79.0 billion in 1998, 1997 and 1996, respectively. The new issue market was not as active in 1999 as it was over the last couple of years for a few reasons. Investors concerns about continued rising interest rates and the relative attractiveness of the high-flying stock market kept the interest in high yield bonds, and other fixed income products for that matter, subdued for most of the year.


  Also causing some concern in the high yield market was the increase in de-fault rates. Even though the high yield market experienced an increase in de-fault rates during the year, the Fund's default rate was only 0.76% in 1999. Moody's issuer-based, trailing 12-month default rate for below investment grade issuers finished 1999 at 5.51%, up from 3.31% at the end of 1998. An in-crease in defaults in cyclical industries, most notably in Oil & Gas, Ocean Shipping and Steel and Metals, fueled the increase in the default rate. Also contributing to the increase was the weaker flow of new entrants into the mar-ket in 1997 and 1998 which were periods of increased risk tolerance in the high yield market. A shift toward more moderate risk tolerance over the course of 1999 and the continued strength of the economy suggest that the default rate may have peaked at its recent levels.

  The broad industry category of Telecommunications/Media continues to be the largest allocation of the Funds' portfolio, consistent with the overall mar-ket. As of December 31, 1999, almost 32% of the Fund's portfolio was invested in these areas, including Telecommunications/Mobile, Cellular (17.1%), Broad-cast Radio/TV (7.0%), Publishing (4.1%) and Cable Television (3.6%). We expect continued emphasis on the Telecommunications/Media sector due to the positive momentum in these industries caused by recent technological advances, strong equity valuations, and frequent merger and acquisition activity. Other indus-try categories that make up over 5% of the Fund's portfolio include Electronics/Electric (6.1%), Food Service (5.7%), Forest Products (5.3%) and Building and Development (5.2%). In total, the portfolio is invested in 130 different companies in 28 industry categories, as defined by Standard & Poor's.

  During the fourth quarter we began to see some positive movements in our paging investments, and the trend has continued into the first quarter. In general, the Telecommunications/Media portion of the portfolio can be characterized as stable to improving. We also saw continued pressure in some of our Food Service investments, as the market has turned more negative on restaurant operators. In addition, we saw pressure in some of our general industrial credits that have experienced some operating weakness.

  There are some similarities between the high yield market and the domestic equity market with the separation between growth versus value. In

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

other words, there is significant disparity in yields and recent returns in sectors that are "in favor" and those that are "out of favor." Our performance has suffered from this phenomenon in part because our strategy includes invest-ing a portion of our assets in the "value" part of the market. We still believe that this is a prudent strategy and expect that through proper credit selec-tion, it will result in favorable returns in the long run.

Outlook for 2000
  As we begin the new millennium, we are looking for the high yield market to report more substantial returns than it has in the last two years. We believe that investors will be more likely to allocate funds to high yield bonds and other fixed income sectors once there is a more stable interest rate outlook. The Fed has continued to increase the Fed Funds Rate this year to reduce the threat of inflation and slow consumer spending. Once the markets believe the Fed is through hiking short-term rates, fixed income sectors should see the benefit of increased interest from investors. Regardless of a renewed interest in fixed income though, high yield bonds are an interesting investment opportunity on an absolute basis. Based on a few Index statistics, an 86.61% of par average price, a 10.96% current yield, a 12.12% yield to worst, and a spread of 573 basis points, the high yield market currently provides an opportunity to generate future capital appreciation. At the same time, high yield bond investors are receiving significant current income.

Performance Summary
  The performance of the Fund as compared to the Index is illustrated in the following table.


---------------------------------------------------------------------------
                            Performance Comparison*
                    (For the year ended December 31, 1999)
---------------------------------------------------------------------------
                                                            Since
                                             Year         Inception
                                             Ended       (Annualized)**

Pacholder High Yield Fund, Inc.***           2.56%          10.42%

CS First Boston Global High Yield Index*     3.28%           9.97%
---------------------------------------------------------------------------
     * the CS First Boston Global High Yield Index (TM) is an unmanaged index that is widely used as a measurement of high yield market performance. These figures assume reinvestment of interest, dividends, and capital gains distributions and participation in rights offerings, as applicable. Past performance is no guarantee of future results.

    ** Inception date--November 11, 1988.

   *** Return based on Net Asset Value.


  As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

/s/ Anthony L. Longi, Jr.  /s/ William J. Morgan
Anthony L. Longi, Jr.          William J. Morgan
President                      Chairman

February 10, 2000

--------------------------------------------------------------------------------
  Please visit our web site, www.phf-hy.com, for information on the Fund's NAV, share price, news releases, and SEC filings. We created this site to provide shareholders quick and easy access to the timeliest information available re-garding the Fund.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN

  The Fund's Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Firstar Bank, N.A. Corporate Trust Services, 425 Walnut Street, ML 5125, P.O. Box 1118, Cincinnati, OH 45201-1118, (800) 637-7549.

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets
December 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets
-------------------------------------------------------------------------------

CORPORATE DEBT SECURITIES -- 93.4%
AUTO PARTS & EQUIPMENT -- 3.6%
Dura Operating Corp., Sr Sub Nt,
 9%, 5/1/09                                       $  1,600 $  1,508,000   0.8%
Group 1 Automotive, Inc., Sr Sub Nt, 10.875%,
 3/1/09                                              1,500    1,485,000   0.7
Hayes Lemmerz International, Inc., Sr Sub Nt,
 9.125%, 7/15/07                                     1,500    1,466,250   0.7
JL French Automotive Castings, Inc., Sr Sub Nt,
 11.5%, 6/1/09                                       1,000    1,022,500   0.5
JPS Automotive Products Corp., Sr Nt, 11.125%,
 6/15/01                                             1,350    1,410,750   0.7
Safety Components International, Inc., Sr Sub
 Nt, 10.125%, 7/15/07                                1,000      400,000   0.2
                                                           ------------   ---
                                                              7,292,500   3.6
BEVERAGE & TOBACCO -- 0.5%
National Wine & Spirits, Inc., Sr Nt,
 10.125%, 1/15/09                                    1,000      995,000   0.5
                                                           ------------   ---
BROADCAST RADIO & TV -- 6.7%
Ackerly Group, Inc., Sr Sub Nt,
 9%, 1/15/09                                         1,000      975,000   0.5
Citadel Broadcasting Company, Sr Sub Nt, 10.25%,
 7/1/07                                              1,500    1,578,750   0.8
Cumulus Media, Inc., Sr Sub Nt,
 10.375%, 7/1/08                                     2,000    2,080,000   1.0
Granite Broadcasting Corp., Sr Sub Nt, 10.375%,
 5/15/05                                             2,375    2,422,500   1.2
Lamar Advertising Co., Sr Sub Nt,
 9.25%, 8/15/07                                      1,000    1,000,000   0.5
Radio One, Inc., Sr Sub Nt,
 7/12%, 5/15/04                                      2,220    2,364,300   1.2
Salem Communications, Sr Sub Nt,
 9.5%, 10/1/07                                       1,000    1,001,250   0.5
Tri-State Outdoor Media, Sr Nt,
 11%, 5/15/08                                        2,000    1,965,000   1.0
                                                           ------------   ---
                                                             13,386,800   6.7
BUILDING -- 5.0%
American Builders & Contractors Supply Co.,
 Inc., Sr Sub Nt,
 10.625%, 5/15/07                                    2,500    2,325,000   1.2
Associated Materials, Inc., Sr Sub Nt, 9.25%,
 3/1/08                                              1,000      980,000   0.5
Fedders North America, Inc., Sr Sub Nt, 9.375%,
 8/15/07                                             1,500    1,470,000   0.7
MMI Products, Inc., Sr Sub Nt,
 11.25%, 4/15/07                                     2,000    2,060,000   1.0

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets
-------------------------------------------------------------------------------

Omega Cabinets, Ltd, Sr Sub Nt,
 10.5%, 6/15/07                                   $  2,250 $  2,227,500   1.1%
Williams Scotsman, Inc., Sr Nt,
 9.875%, 6/1/07                                      1,000      960,000   0.5
                                                           ------------   ---
                                                             10,022,500   5.0
BUSINESS SERVICES & EQUIPMENT -- 2.5%
Knoll Inc., Sr Sub Nt,
 10.875%, 3/15/06                                    1,525    1,525,000   0.8
Pierce Leahy Command Corp., Sr Nt. 8.125%,
 5/15/08                                             1,000      915,000   0.5
Pierce Leahy Corp., Sr Sub Nt,
 11.125%, 7/15/06                                    1,375    1,457,500   0.7
United Stationers Supply Co., Sr Sub Nt, 12.75%,
 5/1/05                                                833      897,558   0.5
                                                           ------------   ---
                                                              4,795,058   2.5
CABLE TELEVISION -- 3.3%
Avalon Cable of Michigan, LLC, Sr Sub Nt,
 9.375%, 12/1/08                                     1,000    1,010,000   0.5
Classic Communications, Inc., Sr Nt,
 0/13.25%, 8/1/09                                    2,750    1,900,938   1.0
Fundy Cable Ltd., Sr Nt,
 11%, 11/15/05                                       1,500    1,616,250   0.8
RCN Corp., Sr Nt,
 10%, 10/15/07                                       1,400    1,391,250   0.7
RCN Corp., Sr Disc Nt,
 0/9.8%, 2/15/08                                     1,000      655,000   0.3
                                                           ------------   ---
                                                              6,573,438   3.3
CHEMICALS/PLASTIC -- 3.9%
Berry Plastics Corp., Sr Sub Nt,
 12.25%, 4/15/04                                     1,750    1,793,750   0.9
Indesco International, Inc., Sr Sub Nt,
 9.75%, 4/15/08                                      1,750      787,500   0.4
Philipp Brothers Chemicals, Inc., Sr Sub Nt,
 9.875%, 6/1/08                                      1,750    1,557,500   0.8
Polymer Group, Inc., Sr Sub Nt,
 9%, 7/1/07                                          1,500    1,455,000   0.7
Portola Packaging Inc., Sr Nt,
 10.75%, 10/1/05                                     1,250    1,250,000   0.6
Tekni-Plex Inc., Sr Sub Nt,
 9.25%, 3/1/08                                       1,000    1,015,000   0.5
                                                           ------------   ---
                                                              7,858,750   3.9
CLOTHING & TEXTILE -- 1.1%
Coyne International Enterprises Corp., Sr Sub
 Nt, 11.25%, 6/1/08                                  2,500    2,237,500   1.1
                                                           ------------   ---

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
December 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets
-------------------------------------------------------------------------------

CONTAINERS & GLASS PRODUCTS -- 0.5%
LLS Corp., Sr Sub Nt,
 11.625%, 8/1/09/2/                               $  1,000 $    967,500   0.5%
                                                           ------------   ---
COSMETICS/TOILETRIES -- 0.8%
Drypers Corp., Sr Nt,
 10.25%, 6/15/07                                     1,425    1,140,000   0.6
JB Williams Holdings Inc., Sr Nt,
 12%, 3/1/04                                           375      405,000   0.2
                                                           ------------   ---
                                                              1,545,000   0.8
DRUGS -- 1.0%
King Pharmaceutical, Inc., Sr Sub Nt, 10.75%,
 2/15/09                                             1,250    1,325,000   0.7
Twin Laboratories, Inc., Sr Sub Nt,
 10.25%, 5/15/06                                       650      672,750   0.3
                                                           ------------   ---
                                                              1,997,750   1.0
ECOLOGICAL SERVICES & EQUIPMENT -- 3.1%
Allied Waste North America, Sr Sub Nt, 10%,
 8/1/09/2/                                           1,750    1,566,250   0.8
American Eco Corp., Sr Nt,
 9.625%, 5/15/08                                     2,000    1,022,500   0.5
ICF Kaiser International Inc., Sr Sub Nt, 13%,
 12/31/03                                            1,500      746,250   0.4
Marsulex, Inc., Sr Sub Nt,
 9.625%, 7/1/08                                      1,250    1,196,875   0.6
Norcal Waste Systems, Sr Nt,
 13.5%, 11/15/05                                     1,500    1,590,000   0.8
                                                           ------------   ---
                                                              6,121,875   3.1
ELECTRONICS/ELECTRIC -- 6.0%
Airxcel, Inc., Sr Sub Nt,
 11%, 11/15/07                                       1,500    1,372,500   0.7
Communications Instruments, Inc., Sr Sub Nt,
 10%, 9/15/04                                        2,130    1,767,900   0.9
Dialog Corp., Sr Sub Nt,
 11%, 11/15/07                                       2,000      960,000   0.5
Elgar Holdings, Inc., Sr Nt,
 9.875%, 2/1/08                                      1,000      700,000   0.4
Flextronics International Ltd, Sr Sub Nt, 8.75%,
 10/15/07                                            1,820    1,774,500   0.9
Viasystems, Inc., Sr Sub Nt,
 9.75%, 6/1/07                                       2,500    1,325,000   0.7
Wesco Distribution, Inc., Sr Sub Nt,
 9.125%, 6/1/08                                      2,500    2,350,000   1.2
Windmere-Durable Holdings, Inc., Sr Sub Nt, 10%,
 7/31/08                                             1,500    1,477,500   0.7
                                                           ------------   ---
                                                             11,727,400   6.0

                                                                      Percent
                                                  Par                 of Net
Description                                      (000)      Value     Assets
-----------------------------------------------------------------------------

EQUIPMENT LEASING -- 1.4%
Coinmach Corp., Ser D Sr Nt,
 11.75%, 11/15/05                               $  1,750 $  1,802,500   0.9%
United Rentals, Inc., Sr Sub Nt,
 9.5%, 6/1/08                                      1,000      977,500   0.5
                                                         ------------   ---
                                                            2,780,000   1.4
FOOD SERVICE -- 5.5%
American Restaurant Group, Inc., Sr Nt, 11.5%,
 2/15/03                                           1,250      962,500   0.5
American Rice, Inc., Bank Debt,
 10.75%, 5/31/99/3/                                   75            0   0.0
Ameriserve Food Distribution, Inc., Sr Sub Nt,
 8.875%, 10/15/06                                  1,250      687,500   0.3
Apple South, Inc., Sr Nt,
 9.75%, 6/1/06                                     1,500    1,365,000   0.7
Avado Brands, Inc., Sr Sub Nt,
 11.75%, 6/15/09                                     500      377,500   0.2
Domino's, Inc., Sr Sub Nt,
 10.375%, 1/15/09                                  1,750    1,684,375   0.8
Foodmaker Corp., Sr Nt,
 9.75%, 11/1/03                                    1,000    1,005,000   0.5
Fresh Foods, Inc., Sr Nt,
 10.75%, 6/1/06                                    2,500    2,375,000   1.2
TPI Enterprises, Sub Deb,
 8.25%, 7/15/02                                    1,455      700,219   0.4
Volume Services America, Inc., Sr Sub Nt,
 11.25%, 3/1/09                                    1,750    1,697,500   0.9
                                                         ------------   ---
                                                           10,854,594   5.5
FOREST PRODUCTS -- 5.3%
Ainsworth Lumber Co. Ltd., Sr Nt,
 12.5%, 7/15/07                                    3,000    3,285,000   1.7
American Tissue, Inc., Sr Sec Nt,
 12.5%, 7/15/06/2/                                 1,500    1,545,000   0.8
Crown Packaging, Ltd., Ser B Sr Nt,
 10.75%, 11/1/00                                   2,250    1,957,500   1.0
Millar Western Forest Products Ltd, Sr Nt,
 9.875%, 5/15/08                                   1,500    1,492,500   0.8
Riverwood International Corp., Sr Nt, 10.875%,
 4/1/08                                            2,000    1,970,000   1.0
                                                         ------------   ---
                                                           10,250,000   5.3

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
December 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets
-------------------------------------------------------------------------------

HEALTH CARE -- 2.9%
Concentra Operating Corp., Sr Sub Nt, 13%,
 8/15/09/2/                                       $  1,250 $  1,137,500   0.6%
Fisher Scientific International, Inc., Sr Sub
 Nt, 9%, 2/1/08                                      1,100    1,054,625   0.5
Fisher Scientific International, Inc., Sr Sub
 Nt, 9%, 2/1/08                                        225      215,719   0.1
Hanger Orthopedic Group, Inc., Sr Sub Nt,
 11.25%, 6/15/09                                     1,000    1,040,000   0.5
Healthsouth Corp., Sr Sub Nt,
 9.5%, 4/1/01                                        1,000      988,675   0.5
Rose Hills Co., Sr Sub Nt,
 9.5%, 11/15/04                                      1,750    1,400,000   0.7
                                                           ------------   ---
                                                              5,836,519   2.9
HOME FURNISHINGS -- 1.2%
Home Products International, Inc., Sr Sub Nt,
 9.625%, 5/15/08                                     1,500    1,368,750   0.7
Mattress Discounters Co., Sr Nt w/ warrant,
 12.625%, 7/15/07/2/                                 1,000      977,500   0.5
                                                           ------------   ---
                                                              2,346,250   1.2
HOTEL & CASINOS -- 2.4%
Aladdin Gaming, Sr Disc Nt,
 0/13.5%, 3/1/10                                     2,750    1,100,000   0.6
Hollywood Park, Inc., Sr Sub Nt,
 9.5%, 8/1/07                                        1,250    1,251,563   0.6
Prime Hospitality Corp., 1st Mtg,
 9.25%, 1/15/06                                      1,000    1,000,000   0.5
Prime Hospitality Corp., Sr Sub Nt,
 9.75%, 4/1/07                                       1,375    1,361,250   0.7
                                                           ------------   ---
                                                              4,712,813   2.4
INDUSTRIAL EQUIPMENT -- 4.3%
Anchor Lamina, Inc., Sr Sub Nt,
 9.875%, 2/1/08                                      2,000    1,602,500   0.8
Columbus McKinnon Corp., Sr Sub Nt, 8.5%, 4/1/08     1,250    1,109,375   0.6
International Knife & Saw, Sr Sub Nt, 11.375%,
 11/15/06                                            2,500    1,825,000   0.9
Jackson Products, Inc., Sr Sub Nt,
 9.5%, 4/15/05                                       2,000    1,840,000   0.9
Precision Partners, Inc., Sr Sub Nt,
 12%, 3/15/09/2/                                     1,175      822,500   0.4
Simonds Industries, Inc., Sr Sub Nt,
 10.25%, 7/1/08                                      1,800    1,440,000   0.7
                                                           ------------   ---
                                                              8,639,375   4.3

                                                                      Percent
                                                  Par                 of Net
Description                                      (000)      Value     Assets
-----------------------------------------------------------------------------

LEISURE -- 2.6%
Bally Total Fitness Holding Corp., Sr Sub Nt,
 9.875%, 10/15/07                               $  1,500 $  1,455,000   0.7%
Guitar Center Mgmt., Sr Nt,
 11%, 7/1/06                                       1,520    1,489,600   0.7
SFX Entertainment, Inc., Sr Sub Nt,
 9.125%, 12/1/08                                   2,500    2,375,000   1.2
                                                         ------------   ---
                                                            5,319,600   2.6
NON-FERROUS METALS -- 2.3%
Better Minerals and Aggregates Co., Sr Sub Nt,
 13%, 9/15/09/2/                                   1,250    1,256,250   0.6
Echo Bay Mines Ltd., Jr Sub Debs,
 11%, 4/1/27                                       1,000      600,000   0.3
Oglebay Norton Co., Sr Sub Nt,
 10%, 2/1/09                                       1,625    1,576,250   0.8
Renco Metals Inc., Sr Nt,
 11.5%, 7/1/03                                     1,500    1,260,000   0.6
                                                         ------------   ---
                                                            4,692,500   2.3
OIL & GAS -- 2.4%
Giant Industries Inc., Sr Sub Nt,
 9.75%, 11/15/03                                     875      840,000   0.4
Giant Industries Inc., Sr Sub Nt,
 9%, 9/1/07                                        1,000      895,000   0.5
Northern Offshore ASA, Sr Nt,
 10%, 5/15/05                                      1,000      610,000   0.3
Orion Refining Corp., Sr Nt,
 10%, 11/15/04/2/                                  2,859    2,430,069   1.2
                                                         ------------   ---
                                                            4,775,069   2.4
PUBLISHING -- 3.8%
Liberty Group Publishing, Inc., Sr Sub Nt,
 9.375%, 2/1/08                                    2,000    1,780,000   0.9
Liberty Group Publishing, Inc., Sr Disc Nt,
 0/11.625%, 2/1/09                                 1,125      627,188   0.3
Perry-Judd, Sr Sub Nt,
 10.625%, 12/15/07                                 2,750    2,475,000   1.2
Phoenix Color Corp., Sr Sub Nt,
 10.375%, 2/1/09                                   3,000    2,880,000   1.4
                                                         ------------   ---
                                                            7,762,188   3.8

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
December 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets
-------------------------------------------------------------------------------

RETAILERS -- 3.7%
Central Tractor Farm & Country, Sr Nt, 10.625%,
 4/1/07                                           $  1,500 $  1,380,000   0.7%
Frank's Nursery & Crafts, Sr Sub Nt,
 10.25%, 3/1/08                                      1,750    1,260,000   0.6
G&G Retail, Inc., Sr Sub Nt,
 11%, 5/15/06                                        1,750    1,470,000   0.7
Herff Jones Inc., Sr Sub Nt,
 11%, 8/15/05                                        1,250    1,326,563   0.7
Travelcenters of America, Sr Sub Nt,
 10.25%, 4/1/07                                      2,000    1,990,000   1.0
                                                           ------------   ---
                                                              7,426,563   3.7
STEEL -- 1.8%
LTV Corp., Sr Nt,
 11.75%, 11/15/09/2/                                 1,000    1,040,000   0.5
NS Group, Inc., Sr Nt,
 13.5%, 7/15/03                                      2,500    2,575,000   1.3
                                                           ------------   ---
                                                              3,615,000   1.8
TELECOMMUNICATIONS/CELLULAR COMMUNICATION -- 14.6%
Alaska Communications Systems Holdings, Inc., Sr
 Sub Nt,
 9.375%, 5/15/09                                     1,000      967,500   0.5
Arch Communications Group, Inc., Sr Nt, 12.75%,
 7/1/07                                                750      593,438   0.3
Arch Communications Group, Inc., Sr Nt, 14%,
 11/1/04                                             1,250    1,143,750   0.6
Centennial Cellular, Sr Sub Nt,
 10.75%, 12/15/08                                    2,375    2,541,250   1.3
Convergent Communications, Inc., Sr Nt, 13%,
 4/1/08                                              3,750    2,634,375   1.3
Crown Castle Int'l Corp., Sr Nt,
 0/10.375%, 5/15/11                                  1,500      937,500   0.5
Crown Castle Int'l Corp., Sr Sub Nt,
 9.5%, 8/1/11                                        1,000    1,000,000   0.5
Dobson/Sygnet Communications Corp., Sr Nt,
 12.25%, 12/15/08                                    1,750    1,925,000   1.0
DTI Holdings, Inc., Sr Disc Nt,
 0/12.5%, 3/1/08                                     5,000    1,768,750   0.9
GCI, Inc., Sr Nt,
 9.75%, 8/1/07                                       2,500    2,325,000   1.2
Global Crossing Holdings, Ltd., Sr Nt, 9.125%,
 11/15/06/2/                                           750      741,563   0.4
GlobeNet Communications Group, Ltd., Sr Nt, 13%,
 7/15/07/2/                                          1,750    1,782,812   0.9
Metrocall Inc., Sr Sub Nt,
 10.375%, 10/1/07                                    2,500    1,550,000   0.8

                                                                       Percent
                                               Shares/Par              of Net
Description                                      (000)       Value     Assets
------------------------------------------------------------------------------

Nextel Communications, Inc., Sr Nt, 9.375%,
 11/15/09/2/                                    $  1,000  $    980,000   0.5%
Paging Network do Brasil Holding Co. LLC, Sr
 Nt, 13.5%, 6/6/05                                   500        90,000   0.0
Pathnet, Inc., Sr Nt,
 12.25%, 4/15/08                                   1,000       630,000   0.3
Price Communications Wireless, Inc., Sr Sec
 Nt,
 9.125%, 12/15/06                                  1,000     1,012,500   0.5
Rural Cellular Corp., Sr Sub Nt,
 9.625%, 5/15/08                                   2,050     2,096,125   1.1
Splitrock Services, Inc., Sr Nt,
 11.75%, 7/15/08                                   2,250     2,103,750   1.1
World Access, Inc., Sr Nt,
 13.25%, 1/15/08                                   2,000     1,800,000   0.9
                                                          ------------  ----
                                                            28,623,313  14.6
TRANSPORTATION -- 1.2%
Moran Transportation Co., Bank Debt, 8.25%,
 12/31/05                                          2,475     2,475,000   1.2
                                                          ------------  ----
Total Corporate Debt Securities
 (amortized cost $199,693,820)                             185,629,855  93.4
                                                          ------------  ----
EQUITY INVESTMENTS -- 3.1%
Aladdin Gaming/Capital Corp., Warrants,
 3/1/10/1/,/3/                                    27,500             0   0.0
Allegiance Telecom, Inc., Warrants,
 2/3/08/1/,/3/                                     1,000             0   0.0
Arch Communications Group, Inc., Common
 Stock/1/                                        147,524       972,734   0.5
Arch Communications Group, Inc., Warrants,
 9/1/01/1/                                        68,783        36,541   0.0
Classic Communications, Inc., Common Stock/1/      5,250       191,953   0.1
Concentric Network Corp., Pfd, 13.5% PIK,
 6/1/10                                            1,215     1,202,568   0.6
Convergent Communications, Inc., Common
 Stock/1/                                         10,800       171,450   0.1
DTI Holdings, Inc., Warrants, 3/1/08/1/,/3/       25,000             0   0.0
G&G Retail, Inc., Warrants, 5/15/02/1/,/3/         1,750             0   0.0
Glasstech, Inc., Warrants, 6/30/04/1/,/3/          1,000             0   0.0
Gulf States Steel, Warrants, 4/15/03/1/,/3/          500             0   0.0
Harvard Industries, Inc., Common Stock/1/        191,199     1,457,892   0.8
Optel, Inc., Class C Common Stock/1/,/3/             750             0   0.0

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Statement of Net Assets (concluded)
December 31, 1999
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                        Percent
                                                Shares/Par              of Net
Description                                       (000)       Value     Assets
-------------------------------------------------------------------------------

Orion Network Systems, Warrants,
 1/15/07/1/,/3/                                  $  1,250  $          0   0.0%
Orion Refining Corp. Class A Conv Pfd Stock/1/         97            66   0.0
Paging Network do Brasil Holding Co. LLC,
 Warrants/1/,/3/                                      500             0   0.0
Pathnet, Inc., Warrants, 4/15/08/1/                 1,000        10,000   0.0
Paxson Communications, Pfd, 12.5% PIK,
 10/31/06                                               1             0   0.0
Phonetel Technologies, Inc., Common Stock/1/      286,900       641,750   0.3
Rural Cellular Corp., Pfd, 11.375% PIK,
 5/15/10                                            1,162     1,191,050   0.6
Sabreliner Corp., Warrants, 4/15/03/1/,/3/            500             0   0.0
San Jacinto Holdings, Common Stock/1/,/3/           2,246             0   0.0
Splitrock Services, Inc., Warrants, 7/15/08/1/      1,250       117,500   0.0
TransContinental Corp, Pfd, 6%/1/                  60,000        40,980   0.0
TransContinental Corp, Pfd, 3%/1/                  41,494        28,340   0.0
TCR Holding Corp., Pfd, Class B/1/                 50,747           507   0.0
TCR Holding Corp., Pfd, Class C/1/                 27,911           279   0.0
TCR Holding Corp., Pfd, Class D/1/                 73,583           736   0.0
TCR Holding Corp., Pfd, Class E/1/                152,241         1,522   0.0
US Leather Corp., Common Stock/1/                  93,269        69,952   0.0
World Access, Inc., Common Stock/1/                 6,284       120,968   0.1
                                                           ------------   ---
Total Equity Investments
 (cost $8,162,146)                                            6,256,788   3.1
SECURITIES LENDING PROGRAM ASSETS -- 6.8%
Lehman Brothers Holdings, Inc. 4.70%, dated
 12/31/99, matures 1/3/00 (at amortized cost)      12,493    12,493,219   6.3
Lehman Brothers Holdings, Inc. MTN Tranche
 #TR00291, dated 3/3/98, daily resettable
 floating rate due 3/3/00 (at amortized cost)       1,000       999,610   0.5
                                                           ------------   ---
Total Securities Lending Program Assets                      13,492,829   6.8
COMMERCIAL PAPER -- 0.8%
American General Finance Corp., 6.50%, 1/6/00         750       747,969   0.4
Prudential Funding, 6.51%, 1/11/00                    750       747,287   0.4
                                                           ------------   ---
Total Commercial Paper
 (at amortized cost)                                          1,495,256   0.8

                                                                     Percent
                                                                     of Net
Description                                               Value      Assets
----------------------------------------------------------------------------

TOTAL INVESTMENTS
 (amortized cost $222,844,051)                         $206,874,728   104.1%
Payable Upon Return of Securities Loaned                (13,492,829)   (6.8)
Other Assets in Excess of Liabilities                     5,370,267     2.7
                                                       ------------   -----
Net Assets                                              198,752,166   100.0
Less: Outstanding Preferred Stock                       (70,000,000)
                                                       ------------
Net Assets Applicable to 9,504,994 Shares of
 Common Stock Outstanding                              $128,752,166
                                                       ============
Net Asset Value Per Common Share
 ($128,752,166 / 9,504,994)                            $      13.55
                                                       ============
----------------------------------------------------------------------------

/1/ Non-income producing security.
/2/ Security exempt from registration pursuant to Rule 144A under the
    Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
    These securities amounted to $15,246,944 or 7.7% of net assets.
/3/ Board valued security. These securities amounted to $0 or 0.0% of net assets.
-------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest, dividends, and other................................... $21,996,219
EXPENSES:
 Investment advisory fee (Note 5).................................   1,622,952
 Administrative fee (Note 5)......................................     195,464
 Printing, postage and other......................................     144,975
 Custodian, transfer agent and accounting fees (Note 5)...........      81,697
 Legal fees.......................................................      79,357
 Directors' fees..................................................      56,759
 Audit fee........................................................      38,328
 Insurance........................................................      19,000
                                                                   -----------
  Total Expenses..................................................   2,238,532
                                                                   -----------
  Net Investment Income...........................................  19,757,687
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on investments..........................  (5,237,176)
 Net unrealized appreciation/(depreciation) on investments........  (8,236,109)
                                                                   -----------
 Net realized and unrealized gain/(loss) on investments........... (13,473,285)
                                                                   -----------
 Net increase/(decrease) in net assets resulting from operations..   6,284,402
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS...........................  (4,527,560)
                                                                   -----------
NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON
 STOCKHOLDERS RESULTING FROM OPERATIONS AND DISTRIBUTIONS TO
 PREFERRED STOCKHOLDERS........................................... $ 1,756,842
                                                                   ===========

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

                                                      For the Year  For the Year
                                                         Ended         Ended
                                                      December 31,  December 31,
                                                          1999          1998
---------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
 Net investment income..............................  $ 19,757,687  $ 16,344,050
 Net realized gain/(loss) on investments............    (5,237,176)   (2,513,330)
 Net unrealized appreciation/(depreciation) on
  investments.......................................    (8,236,109)  (13,950,069)
                                                      ------------  ------------
Net increase/(decrease) in net assets resulting from
 operations.........................................     6,284,402      (119,349)
                                                      ------------  ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Preferred dividends................................    (4,527,560)   (3,487,500)
 Common dividends:
  Net investment income of $1.68 and $1.70 per
   share, respectively..............................   (14,951,468)  (12,084,472)
                                                      ------------  ------------
Total decrease in net assets from distributions to
 stockholders.......................................   (19,479,028)  (15,571,972)
                                                      ------------  ------------
FUND SHARE TRANSACTIONS (NOTES 2 AND 3):
 Net proceeds/(cost) from issuance/(exchange) or
  restructuring of preferred stock..................    20,898,401       (30,388)
 Value of 4,611 and 28,314 shares issued in
  reinvestment of dividends, respectively...........        69,990       469,141
 Net proceeds from 2,375,662 shares of common stock
  issued in rights offering after deducting
  $1,180,982 of offering expenses...................    33,788,763           --
                                                      ------------  ------------
Total increase in net assets derived from fund share
 transactions.......................................    54,757,154       438,753
                                                      ------------  ------------
Total net increase/(decrease) in net assets.........    41,562,528   (15,252,568)
NET ASSETS:
 Beginning of period................................   157,189,638   172,442,206
                                                      ------------  ------------
 End of Period......................................  $198,752,166  $157,189,638
                                                      ============  ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Financial Highlights
(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)

-------------------------------------------------------------------------------

                                       Year Ended December 31,
                          -------------------------------------------------------
                            1999        1998        1997       1996       1995
----------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....     $15.19      $17.40      $17.44     $16.02     $16.86
                          ---------   ---------   ---------  ---------  ---------
Net investment income...       2.18        2.30        2.22       2.16       2.19
Net realized and
 unrealized gain/(loss)
 on investments.........      (1.34)      (2.32)       0.83       1.42      (0.06)
                          ---------   ---------   ---------  ---------  ---------
Net increase (decrease)
 in net asset value
 resulting from
 operations.............       0.84       (0.02)       3.05       3.58       2.13
                          ---------   ---------   ---------  ---------  ---------
Distributions to
 Stockholders from:
Preferred dividends.....      (0.51)      (0.49)      (0.49)     (0.46)     (0.29)
Common:
 Net investment income
  and short-term gains..      (1.68)      (1.70)      (1.72)     (1.70)     (1.90)
 Net realized long-term
  gains.................        --          --        (0.16)       --         --
                          ---------   ---------   ---------  ---------  ---------
Total distributions to
 preferred and common
 stockholders...........      (2.19)      (2.19)      (2.37)     (2.16)     (2.19)
                          ---------   ---------   ---------  ---------  ---------
Capital Change Resulting
 from the Issuance of
 Fund Shares:
Common Shares...........      (0.29)        --        (0.69)       --       (0.67)
Preferred Shares........        --          --        (0.03)       --       (0.11)
                          ---------   ---------   ---------  ---------  ---------
                              (0.29)        --        (0.72)       --       (0.78)
                          ---------   ---------   ---------  ---------  ---------
Net asset value, end of
 period.................     $13.55      $15.19      $17.40     $17.44     $16.02
                          =========   =========   =========  =========  =========
Market value per share,
 end of period..........     $11.63      $16.38      $18.19     $17.88     $17.38
                          =========   =========   =========  =========  =========
TOTAL INVESTMENT RETURN:
Based on market value
 per common share (1)...     (19.91%)     (0.16%)     13.23%     14.37%     16.04%
Based on net asset value
 per common share (2)...       2.56%      (3.19%)     15.44%     20.40%     10.68%
RATIOS TO AVERAGE NET
 ASSETS (3):
 Expenses...............       1.14%       0.83%       1.47%      1.80%      0.86%
 Net investment income..      10.08%       9.72%       8.92%      9.21%     10.45%
SUPPLEMENTAL DATA:
Net assets at end of
 period, net of
 preferred stock (000)..   $128,752    $108,190    $123,442    $87,054    $79,596
Average net assets
 during period, net of
 preferred stock (000)..   $130,836    $119,223    $118,893    $83,074    $79,614
Portfolio turnover
 rate...................         37%         88%        116%        76%        83%
Number of preferred
 shares outstanding at
 end of period..........  3,500,000   2,450,000   2,450,000  1,650,000  1,650,000
Asset coverage per share
 of preferred stock
 outstanding at end of
 period.................        $57         $64         $70        $73        $66
Liquidation and average
 market value per share
 of preferred stock.....        $20         $20         $20        $20        $20
----------------------------------------------------------------------------------
/1/ Total investment return excludes the effects of commissions.
/2/ Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
/3/ Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- Pacholder High Yield Fund, Inc. (the "Fund") (formerly "Pacholder Fund, Inc.") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total return through current in-come and capital appreciation by investing primarily in high yield, lower rated fixed-income securities of domestic companies. The Fund was incor-porated under the laws of the State of Maryland in August, 1988.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

 A. SECURITY VALUATIONS -- Portfolio securities are priced at the bid side of the market by an independent pricing service or broker confirmation. Re-stricted securities, portfolio securities not priced by the independent pricing service and other assets are valued at fair value as determined under procedures established and monitored by the Board of Directors. At December 31, 1999, there was no value ascribed to board valued securi-ties. Short-term obligations with remaining maturities of 60 days or less at the date of purchase are valued at amortized cost.

 B. FEDERAL TAXES -- It is the Fund's policy to make sufficient distributions to shareholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund complied with the Internal Revenue Code's requirements applicable to investment companies. Provi-sions of $42,953 and $32,828 for federal excise tax were required at De-cember 31, 1999 and 1998, respectively, because the Fund distributed less than 98% of net investment income.

     The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended.

 C. SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identi-fied cost basis. Interest income is recorded on an accrual basis. The Fund amortizes discounts or premiums on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. The Fund has elected to defer the accretion of market discount until disposition of the security.

 D. SECURITY LENDING -- The Fund lends its securities to approved brokers to earn additional income and receives cash as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the col-lateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

 E. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and ex-penses are accrued at least weekly. Dividends to stockholders are paid from net investment income monthly, and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued at least weekly and are paid quarterly from net investment income.

 F. WHEN, AS AND IF ISSUED SECURITIES -- The Fund may engage in "when-issued" or "delayed delivery" transactions. The Fund records when-issued securi-ties on the trade date and maintains security positions such that suffi-cient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery ba-sis are marked to market weekly and begin earning interest on the settle-ment date. No "when-issued" or "delayed delivery" purchase commitments were included in the portfolio of investments as of December 31, 1999.

 G. ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. COMMON STOCK -- At December 31, 1999, there were 46,500,000 shares of common stock with a $.01 par value authorized and 9,504,994 shares out-standing. During the year ended December 31, 1999, the Fund issued 4,611 shares of common stock in connection with its dividend reinvestment plan.

     On March 18, 1999, the Fund issued 2,375,662 shares of common stock at $14.72 per share as part of a rights offering for the common stockholders of the Fund. Expenses related to the rights offering totaling $1,180,982 were recorded as a reduction of the proceeds of the offering. These ex-penses included $314,723 paid to Winton Associates, Inc., a wholly-owned subsidiary of Pacholder Associates, Inc. (an affiliate of the Fund's in-vestment advisor), for financial and advisory services, including advis-ing the Fund regarding the structure of the rights offering and the mate-rials utilized therewith, coordinating the distribution arrangements for the rights offering, and providing information and support services to soliciting broker-dealers.

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Notes to Financial Statements (Concluded)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

3. PREFERRED STOCK -- On March 26, 1999 the Fund issued 1,050,000 shares ($21,000,000 liquidation preference) of Series E 6.46% Preferred Stock due March 2, 2002 at an offering price of $20 per share. The Series E Pre-ferred Stock has substantially identical terms and conditions to the Fund's Series C and D Preferred Stocks, with the exception of an addi-tional dividend coverage test. The expenses related to the transaction were $101,599, which were recorded as a reduction of paid-in capital for common stockholders. These expenses included $52,500 paid to Winton Asso-ciates, Inc. for financial and advisory services, including advising the Fund regarding the structure of the preferred stock offering and the mate-rials utilized therewith, and coordinating the arrangements of the pre-ferred stock offering.

   At December 31, 1999, there were no accrued preferred dividends.

    On December 14, 1998, the Fund issued Series C 7.15% Preferred Stock ($33,000,000 liquidation preference) and Series D 7.05% Preferred ($16,000,000 liquidation preference), both due on March 2, 2002, in ex-change for all of the Fund's Series A Preferred Stock and Series B Pre-ferred Stock. The Series C and D shares have substantially identical terms and conditions to the Series A and B shares, with the exception of a less restrictive asset coverage test. The expenses related to the transaction were $30,388, which were recorded as a reduction of paid-in capital for common stockholders.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities (excluding commercial paper) for the year ended December 31, 1999 aggregated $120,577,678 and $70,390,601, respectively.

    At December 31, 1999, the federal income tax basis of securities was $210,149,058; unrealized depreciation aggregated $18,260,622, of which $2,595,341 related to appreciated securities and $20,857,759 related to depreciated securities.

    At December 31, 1999, the Fund had available a capital loss carryforward of $5,459,207, which begin to expire in 2006, to offset any future net capital gains.

5. TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERV-ICES AGENT -- The Fund has an investment advisory agreement with Pacholder & Company, LLC (the "Advisor") pursuant to which the Advisor serves as the Fund's investment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston Global High Yield Index.(TM) The fee, which is accrued at least weekly and paid quarterly, ranges from a maximum of 1.40% to a mini-mum of 0.40% (on an annualized basis) of the average weekly net assets of the Fund. For the year ended December 31, 1999, the Fund's total return was 2.56%. For the same period, the total return of the CS First Boston Global High Yield Index(TM) was 3.28%. For the period ended December 31, 1999, the advisory fee is calculated based on 0.83% of average weekly net assets of the Fund. Certain officers and directors of the Fund are also members of the Executive Committee of the Advisor. At December 31, 1999, accrued advisory fees were $203,246.

    The Fund has an administrative services agreement with Kenwood Administra-tive Management, Inc. ("KAM") (an affiliate of the Advisor) pursuant to which KAM provides certain administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At December 31, 1999, accrued administrative fees were $16,500.

    The Fund has an agreement with Pacholder Associates, Inc. to provide port-folio accounting and pricing services to the Fund. Under the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million. At December 31, 1999, accrued accounting fees were $5,000.

6.  NET ASSETS CONSIST OF:

                                                   December 31,  December 31,
                                                       1999          1998
                                                   ------------  ------------
Common Stock ($.01 par value)..................... $     95,050  $     71,247
Preferred Stock...................................   70,000,000    49,000,000
Paid-in capital...................................  150,903,682   117,319,801
Undistributed net investment income...............    1,473,263     1,045,134
Accumulated net realized gain/(loss) on
 investments......................................   (7,750,506)   (2,513,330)
Unrealized appreciation/(depreciation) on
 investments......................................  (15,969,323)   (7,733,214)
                                                   ------------  ------------
                                                   $198,752,166  $157,189,638
                                                   ============  ============

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Independent Auditors' Report
---------------------------------------
--------------------------------------------------------------------------------

Annual Meeting Results

  The Fund held an annual meeting of shareholders on November 16, 1999, to elect directors of the Fund, to amend the Fund's charter to change the name of the Fund, to amend the Fund's investment advisory agreement to change the index used as a measure of performance in determining the advisory fee, to amend the Fund's investment advisory agreement to define the Fund's net assets for the purpose of calculating the advisory fee, and to ratify the Board of Directors' selection of Deloitte & Touche LLP as the Fund's independent accountants.

  The results of voting were as follows (by number of shares):

For nominees to the Board of Directors:

William J. Morgan/1/

 In favor:  8,376,711
 Withheld:    203,311

Daniel A. Grant/1/

 In favor:  8,374,890
 Withheld:    205,132

John F. Williamson/2/

 In favor:  3,500,000
 Withheld:          0

George D. Woodard/2/

 In favor:  3,500,000
 Withheld:          0

-------
/1/ Elected by holders of the Fund's Common Stock voting separately as a class.

/2/ Elected by holders of the Fund's Preferred Stock voting separately as a class.

Amendment of the Fund's charter to change the name of the Fund:

 In favor:   11,683,915
 Against:       176,538
 Abstained:     219,569

Amendment of the investment advisory agreement to change the index used as a measure of investment performance in determining the advisory fee:

 In favor:          7,360,555
 Against:             557,795
 Abstained:           285,391
 Broker Non-Votes:  4,801,253

Amendment of the investment advisory agreement to define the Fund's net assets for the purpose of calculating the advisory fee:

 In favor:          7,294,617
 Against:             621,693
 Abstained:           287,431
 Broker Non-Votes:  4,801,253

For Deloitte & Touche LLP as independent accountants:

 In favor:   11,831,736
 Against:        70,737
 Abstained:     177,549

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Independent Auditors' Report
---------------------------------------
--------------------------------------------------------------------------------

To the Stockholders and Directors
Pacholder High Yield Fund, Inc.

  We have audited the accompanying statement of net assets of Pacholder High Yield Fund, Inc., including the schedule of investments, as of December 31, 1999, the related statement of operations for the year then ended, the state-ments of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the respon-sibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pacholder High Yield Fund, Inc. at December 31, 1999, the results of its opera-tions for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting princi-ples generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Dayton, Ohio
February 11, 2000

                         Pacholder High Yield Fund, Inc.
                         ------------------------------

                             Directors and Officers

                   William J. Morgan         Anthony L. Longi, Jr.
                   Chairman and Treasurer    President


                   John F. Williamson        James P. Shanahan, Jr.
                   Director                  Secretary


                   George D. Woodard         James E. Gibson
                   Director                  Senior Vice President


                   Daniel A. Grant           Mark H. Prenger
                   Director                  Assistant Treasurer



                              Investment Objective
            A closed-end fund seeking a high level of total return
              through current income and capital appreciation by
   investing primarily in high yield, lower rated fixed-income securities of domestic companies.

                               Investment Advisor
                            Pacholder & Company, LLC

                                 Administrator
                    Kenwood Administrative Management, Inc.

                          Custodian and Transfer Agent
                               Firstar Bank, N.A.

                                 Legal Counsel
                       Piper Marbury Rudnick & Wolfe LLP

                              Independent Auditors
                             Deloitte & Touche LLP

                               Executive Offices
                        Pacholder High Yield Fund, Inc.
                              8044 Montgomery Road
                                   Suite 480
                             Cincinnati, Ohio 45236
                                 (513) 985-3200

                                 www.phf-hy.com

     This report is sent to the shareholders of Pacholder High Yield Fund, Inc. for their information. It is not a prospectus, offering circular, or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

-------------------------------------------------------------------------------

                        Pacholder High Yield Fund, Inc.



                                 Annual Report
                               December 31, 1999

--------------------------------------------------------------------------------